Exhibit 99.1
Open Lending Reports Third Quarter 2022 Financial Results

AUSTIN, TX, November 3, 2022 – Open Lending Corporation (Nasdaq: LPRO) (the “Company” or “Open Lending”), an industry trailblazer in lending enablement and risk analytics solutions to financial institutions, today reported financial results for its third quarter of 2022.

“Our results were in line with our expectations despite continued challenging economic and industry dynamics affecting our business,” said Keith Jezek, CEO of Open Lending. “We plan to remain focused on what we can control, including continuing to invest in our go-to-market sales strategy and enhancing our technology. This is made possible by our significant cash generation resulting from our resilient business model and strong balance sheet. We will continue to target Company growth in excess of industry growth rates, but not at the expense of our commitment to managing risk as it relates to the credit quality of our portfolio.”

“We have a significant, underpenetrated TAM totaling approximately $270 billion in annual loan originations, and a significant business model advantage, including our 20+ years of proprietary data and exclusive relationships with four A-rated insurance partners. We continue to be confident in the resiliency of our business and remain excited about our long-term opportunity,” concluded Jezek.

Three Months Ended September 30, 2022 Highlights
•The Company facilitated 42,186 certified loans during the third quarter of 2022, compared to 49,332 certified loans in the third quarter of 2021
•Total revenue was $50.7 million during the third quarter of 2022, compared to $58.9 million in the third quarter of 2021
•Gross profit was $45.5 million during the third quarter of 2022, compared to $52.5 million in the third quarter of 2021
•Net income was $24.5 million during the third quarter of 2022, compared to $29.4 million in the third quarter of 2021
•Adjusted EBITDA was $29.4 million during the third quarter of 2022, compared to $42.1 million in the third quarter of 2021

Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to net income, its most directly comparable GAAP financial measure, is provided in the financial tables included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

2022 Outlook
Based on the third quarter results and trends into the fourth quarter of 2022, the Company is modifying its guidance ranges as follows:

Full Year 2022 Outlook
Total Certified Loans	160,000 - 170,000
Total Revenue	$180 - 190 million
Adjusted EBITDA	$112 - 122 million
Adjusted Operating Cash Flows (a)	$130 - 145 million

a.Adjusted Operating Cash Flows is defined as Adjusted EBITDA minus capital expenditures ("CAPEX") +/- change in contract assets.

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy, including rising interest rates, inflationary pressures, supply chain disruptions and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the third quarter 2022 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman, Keith Jezek, CEO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company’s investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (844) 825-9789, or for international callers (412) 317-5180; the conference ID is 10171247. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (Nasdaq: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For over 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2022 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, market, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release are financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believes these measures are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, these measures provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, gain on extinguishment of tax receivable agreement and loss on extinguishment of debt. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$201,807	$116,454
Restricted cash	3,349	3,055
Accounts receivable, net	6,654	6,525
Current contract assets, net	65,555	70,542
Income tax receivable	2,329	1,345
Other current assets	3,515	4,873
Total current assets	283,209	202,794
Property and equipment, net	2,789	2,663
Operating lease right-of-use assets, net	4,758	5,189
Non-current contract assets, net	34,385	42,414
Deferred tax asset, net	73,363	65,503
Other non-current assets	459	262
Total assets	$398,963	$318,825
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$183	$1,285
Accrued expenses	8,838	3,984
Current portion of debt	3,750	3,125
Third-party claims administration liability	3,358	3,050
Other current liabilities	851	621
Total current liabilities	16,980	12,065
Long-term debt, net of deferred financing costs	144,478	143,135
Non-current operating lease liabilities	4,231	4,643
Total liabilities	$165,689	$159,843
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	$—	$—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,230,762 shares outstanding as of September 30, 2022 and 128,198,185 shares issued and 126,212,876 shares outstanding as of December 31, 2021	1,282	1,282
Additional paid-in capital	499,843	496,983
Accumulated deficit	(211,630)	(282,439)
Treasury stock at cost, 1,967,423 shares as of September 30, 2022 and 1,985,309 shares as of December 31, 2021	(56,221)	(56,844)
Total stockholders’ equity	233,274	158,982
Total liabilities and stockholders’ equity	$398,963	$318,825

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue
Profit share	$26,523	$35,447	$83,990	$102,019
Program fees	21,845	21,638	62,302	57,146
Claims administration and other service fees	2,293	1,807	6,481	4,860
Total revenue	50,661	58,892	152,773	164,025
Cost of services	5,199	6,380	15,072	13,882
Gross profit	45,462	52,512	137,701	150,143
Operating expenses
General and administrative	9,335	7,197	24,785	23,790
Selling and marketing	5,981	3,308	13,708	8,659
Research and development	2,355	1,268	6,366	2,632
Total operating expenses	17,671	11,773	44,859	35,081
Operating income	27,791	40,739	92,842	115,062
Interest expense	(1,608)	(959)	(3,535)	(5,370)
Interest income	321	35	368	177
Gain on extinguishment of tax receivable agreement	—	—	—	55,422
Loss on extinguishment of debt	—	—	—	(8,778)
Other income (expense)	(239)	3	(239)	(130)
Income before income taxes	26,265	39,818	89,436	156,383
Income tax expense	1,736	10,404	18,627	38,141
Net income	$24,529	$29,414	$70,809	$118,242
Net income per common share
Basic	$0.19	$0.23	0.56	0.94
Diluted	$0.19	$0.23	0.56	0.94
Weighted average common shares outstanding
Basic	126,228,723	126,190,351	126,222,084	126,405,822
Diluted	126,228,723	126,247,499	126,222,415	126,451,119

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net income	$70,809	$118,242
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation	3,564	2,726
Depreciation and amortization	680	322
Amortization of debt issuance costs	265	507
Non-cash operating lease cost	431	405
Gain on extinguishment of tax receivable agreement	—	(55,422)
Loss on extinguishment of debt	—	8,778
Deferred income taxes	(7,860)	19,176
Changes in assets and liabilities:
Accounts receivable, net	(129)	(2,522)
Contract assets, net	13,016	(24,920)
Other current and non-current assets	1,331	(298)
Accounts payable	(1,101)	(2,012)
Accrued expenses	4,849	4,328
Income tax receivable	(984)	(533)
Operating lease liabilities	(363)	(558)
Third-party claims administration liability	308	306
Other current and non-current liabilities	181	(102)
Net cash provided by operating activities	84,997	68,423
Cash flows from investing activities
Purchase of property and equipment	(637)	(1,785)
Net cash used in investing activities	(637)	(1,785)
Cash flows from financing activities
Proceeds from term loans	150,000	125,000
Proceeds from revolving credit facility	—	50,000
Payments on term loans	(122,656)	(168,409)
Payments on revolving credit facility	(25,000)	(25,000)
Payment of deferred financing costs	(976)	(1,669)
Shares withheld for taxes related to restricted stock units	(81)	—
Settlement of tax receivable agreement	—	(36,948)
Shares repurchased	—	(20,000)
Net cash provided by (used in) financing activities	1,287	(77,026)
Net change in cash and cash equivalents and restricted cash	85,647	(10,388)
Cash and cash equivalents and restricted cash at the beginning of the period	119,509	104,148
Cash and cash equivalents and restricted cash at the end of the period	$205,156	$93,760
Supplemental disclosure of cash flow information:
Interest paid	$2,859	$4,545
Income tax paid, net	$27,471	$19,397
Non-cash investing and financing:
Property and equipment accrued but not paid	$5	$—

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income	$24,529	$29,414	$70,809	$118,242
Non-GAAP adjustments:
Interest expense	1,608	959	3,535	5,370
Income tax expense	1,736	10,404	18,627	38,141
Depreciation and amortization expense	233	201	680	590
Share-based compensation expense	1,295	1,098	3,564	2,726
Gain on extinguishment of tax receivable agreement (1)	—	—	—	(55,422)
Loss on extinguishment of debt (2)	—	—	—	8,778
Total adjustments	4,872	12,662	26,406	183
Adjusted EBITDA	29,401	42,076	97,215	118,425
Total revenue	$50,661	$58,892	$152,773	$164,025
Adjusted EBITDA margin	58%	71%	64%	72%

Adjusted operating cash flows (3)
Adjusted EBITDA	$29,401	$42,076	$97,215	$118,425
CAPEX	(273)	(944)	(637)	(1,785)
Decrease (increase) in contract assets, net	6,808	(2,329)	13,016	(24,920)
Adjusted operating cash flows	$35,936	$38,803	$109,594	$91,720
Notes:

(1)Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement.
(2)Reflects unamortized deferred financing costs that were written off in connection with the refinancing of our prior term loan in March 2021.
(3)Adjusted operating cash flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.